                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21877
                                                     ---------

                  Oppenheimer Rochester Arizona Municipal Fund
                -----------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                            -------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 12/30/2011
                                                ----------

ITEM  1. SCHEDULE OF INVESTMENTS.

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

 Principal
   Amount                                                                   Coupon       Maturity      Value
-----------                                                               ----------   -----------  -----------
Municipal Bonds and Notes--107.7%
Arizona--69.9%
$   200,000  Apache County, AZ IDA (Tucson Electric Power Company)(1)          5.850%   03/01/2028  $   200,026
     80,000  Apache County, AZ IDA (Tucson Electric Power Company)(1)          5.875    03/01/2033       79,994
     30,000  AZ Capital Facilities Finance Corp. (Arizona State
             University)(1)                                                    6.000    09/01/2015       30,033
     25,000  AZ McAllister Academic Village (Arizona State University
             Hassayampa)(1)                                                    5.250    07/01/2030       26,885
  1,050,000  AZ North Campus Facilities (Northern Arizona University)(1)       5.000    06/01/2036    1,076,922
     25,000  AZ Pronghorn Ranch Community Facilities District(1)               7.000    07/15/2027       25,036
    500,000  AZ State University (Board of Regents)(1)                         5.375    07/01/2031      559,265
  1,000,000  AZ University Medical Center(2)                                   6.500    07/01/2039    1,084,760
    250,000  Casa Grande, AZ IDA (Casa Grande Regional Medical Center)(1)      7.000    12/01/2015      257,023
     90,000  Casa Grande, AZ IDA (Casa Grande Regional Medical Center)(1)      7.000    12/01/2017       91,999
    300,000  Centerra, AZ Community Facilities District(1)                     5.150    07/15/2031      238,833
    325,000  Centerra, AZ Community Facilities District(1)                     6.625    07/15/2032      307,093
      5,923  Central AZ Irrigation & Drain District(1)                         6.000    06/01/2016        5,929
     20,000  Cochise County, AZ IDA (Sierra Vista Community Hospital)(1)       6.750    12/01/2026       20,018
    660,000  Estrella Mountain Ranch, AZ Community Facilities District(1)      6.125    07/15/2027      653,789
  1,000,000  Estrella Mountain Ranch, AZ Community Facilities District(1)      6.200    07/15/2032      961,830
    516,000  Estrella Mountain Ranch, AZ Community Facilities District
             (Montecito Assessment District)(1)                                5.550    07/01/2022      488,105
    455,000  Estrella Mountain Ranch, AZ Community Facilities District
             (Montecito Assessment District)(1)                                5.700    07/01/2027      410,724
    500,000  Estrella Mountain Ranch, AZ Community Facilities District
             (Montecito Assessment District)(1)                                5.800    07/01/2032      433,250
     86,000  Festival Ranch, AZ Community Facilities District(1)               5.000    07/01/2026       71,797
     86,000  Festival Ranch, AZ Community Facilities District(1)               5.000    07/01/2032       65,885
    195,000  Festival Ranch, AZ Community Facilities District(1)               5.300    07/15/2031      187,986
    250,000  Festival Ranch, AZ Community Facilities District(1)               5.800    07/15/2032      251,698
     40,000  Gila County, AZ IDA (Cobre Valley Community Hospital)(1)          6.100    12/01/2025       38,867
    200,000  Gilbert, AZ Improvement District No. 20(1)                        5.100    01/01/2027      217,856
    260,000  Gladden Farms, AZ Community Facilities District(1)                5.350    07/15/2027      260,796
    500,000  Gladden Farms, AZ Community Facilities District(1)                5.450    07/15/2032      494,205
     25,000  Gladden Farms, AZ Community Facilities District(1)                6.375    07/15/2025       25,382
  1,000,000  Glendale, AZ IDA (Midwestern University)(1)                       5.000    05/15/2035    1,015,330
     80,000  Glendale, AZ Western Loop Public Facilities(1)                    6.125    07/01/2027       83,578
    845,000  Goodyear, AZ Community Facilities General District No. 1(1)       5.000    07/15/2019      845,803

                1 | Oppenheimer Rochester Arizona Municipal Fund

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

  Principal
    Amount                                                                    Coupon     Maturity     Value
-------------                                                                --------   ----------  ----------
$     500,000  Goodyear, AZ Community Facilities General District No. 1(1)      5.200%  07/15/2025  $  500,260
      300,000  Goodyear, AZ IDA Water & Sewer(1)                                5.500   07/01/2041     325,524
      225,000  Goodyear, AZ IDA Water & Sewer (Litchfield Park Service
               Company)(1)                                                      6.750   10/01/2031     216,718
       95,000  Maricopa County & Phoenix, AZ IDA (Single Family)(1)             5.800   07/01/2040      98,152
       30,000  Maricopa County, AZ IDA (Chaparral City Water Company)(1)        5.300   12/01/2022      30,017
      285,000  Maricopa County, AZ IDA (Citizens Utilities Company)(1)          6.200   05/01/2030     262,779
    1,025,000  Maricopa County, AZ IDA (Sun King Apartments)(1)                 6.750   05/01/2031     736,094
       25,000  Maricopa County, AZ IDA (Whispering Palms Apartments)(1)         5.850   07/01/2019      22,586
      220,000  Maricopa County, AZ IDA (Whispering Palms Apartments)(1)         5.900   07/01/2029     179,012
       10,000  Maricopa County, AZ Pollution Control (El Paso Electric
               Company)(1)                                                      7.250   02/01/2040      11,525
      455,000  Marley Park, AZ Community Facilities District(1)                 6.000   07/15/2026     427,686
      685,000  Marley Park, AZ Community Facilities District(1)                 6.100   07/15/2032     615,589
      100,000  Marley Park, AZ Community Facilities District(1)                 7.000   07/15/2033      99,227
    1,750,000  Merrill Ranch, AZ Community Facilities District
               No. 1 Special Assessment Lien(1)                                 7.400   07/15/2033   1,777,563
    1,005,000  Merrill Ranch, AZ Community Facilities District
               No. 2(1)                                                         6.250   07/15/2035   1,068,818
       25,000  Mesa, AZ IDA (Arizona State University East/Maricopa
               College)(1)                                                      6.000   07/01/2021      25,006
       60,000  Mesa, AZ IDA (Mesa Student Hsg.)(1)                              6.000   07/01/2025      59,890
      600,000  Mesa, AZ IDA (Mesa Student Hsg.)(1)                              6.000   07/01/2032     556,056
    1,360,000  Mesa, AZ IDA (Mesa Student Hsg.)(1)                              6.000   07/01/2032   1,290,926
      310,000  Mesa, AZ IDA (Mesa Student Hsg.)(1)                              6.250   07/01/2032     303,003
      100,000  Mohave County, AZ IDA (Mohave Prison)(1)                         7.250   05/01/2015     105,087
    1,350,000  Mohave County, AZ IDA (Mohave Prison)(1)                         7.500   05/01/2019   1,469,249
      500,000  Palm Valley, AZ Community Facility District No. 3(1)             5.800   07/15/2032     433,175
       50,000  Parkway, AZ Community Facilities District No. 1 (Prescott
               Valley)(1)                                                       5.350   07/15/2031      41,331
       10,000  Peoria, AZ Improvement District(1)                               7.200   01/01/2012      10,002
      330,000  Phoenix, AZ Civic Improvement Corp. Airport, Series B(1)         5.250   07/01/2027     331,746
       25,000  Phoenix, AZ Civic Improvement Corp. Airport, Series B(1)         5.250   07/01/2032      25,082
       15,000  Phoenix, AZ Hsg. Finance Corp.(1)                                6.900   01/01/2023      15,034
      375,000  Phoenix, AZ IDA (Career Success Schools)(1)                      6.125   01/01/2020     368,846
      250,000  Phoenix, AZ IDA (Career Success Schools)(1)                      7.000   01/01/2029     246,103
      350,000  Phoenix, AZ IDA (Espiritu Community Devel. Corp.)(1)             6.250   07/01/2036     286,559
    1,000,000  Phoenix, AZ IDA (Gourmet Boutique West)(1)                       5.875   11/01/2037     602,640
      100,000  Phoenix, AZ IDA (John C. Lincoln Hospital & Health Center)       5.500   12/01/2013     100,334

                2 | Oppenheimer Rochester Arizona Municipal Fund

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

  Principal
    Amount                                                                  Coupon   Maturity      Value
-------------                                                              -------- ----------  ----------
$    165,000  Pima County, AZ IDA (Arizona Charter School)(1)               6.500%  07/01/2023   $ 165,160
      10,000  Pima County, AZ IDA (Arizona Charter School)(1)               6.750   07/01/2031       9,867
     500,000  Pima County, AZ IDA (Center for Academic Success)(1)          5.500   07/01/2037     418,620
      15,000  Pima County, AZ IDA (Charter Schools)(1)                      6.375   07/01/2031      14,170
     140,000  Pima County, AZ IDA (Christian Senior Living)(1)              5.050   01/01/2037     131,767
   1,100,000  Pima County, AZ IDA (Facility Choice Education &
              Devel. Corp.)(1)                                              6.375   06/01/2036     937,882
     135,000  Pima County, AZ IDA (Horizon Community Learning Center)(1)    5.250   06/01/2035     119,106
     170,000  Pima County, AZ IDA (International Studies Academy)(1)        6.750   07/01/2031     167,736
     275,000  Pima County, AZ IDA (Metro Police Facility)(1)                5.375   07/01/2039     286,710
     500,000  Pima County, AZ IDA (Paradise Education Center)(1)            6.100   06/01/2045     435,815
      15,000  Pima County, AZ IDA (Phoenix Advantage Charter School)        5.500   07/01/2033       7,775
     500,000  Pima County, AZ IDA (Providence Day School)(1)                5.125   12/01/2040     449,705
     125,000  Pima County, AZ IDA (Sonoran Science Academy)(1)              5.750   12/01/2037      99,436
     150,000  Pima County, AZ IDA (Tucson Country Day School)(1)            5.000   06/01/2037     117,390
     100,000  Pima County, AZ IDA (Tucson Electric Power Company)(1)        6.375   09/01/2029     102,191
     150,000  Pima County, AZ IDA Water & Wastewater (Global Water
              Resources)(1)                                                 5.750   12/01/2032     138,917
     500,000  Pima County, AZ IDA Water & Wastewater (Global Water
              Resources)(1)                                                 6.550   12/01/2037     501,300
   1,000,000  Pima County, AZ IDA Water & Wastewater (Global Water
              Resources)(1)                                                 7.500   12/01/2038   1,059,450
     250,000  Pinal County, AZ Electric District No. 3(1)                   5.250   07/01/2036     261,318
     467,000  Prescott Valley, AZ Southside Community Facilities
              District No. 1(1)                                             7.250   07/01/2032     334,279
     415,000  Quail Creek, AZ Community Facilities District(1)              5.150   07/15/2016     415,755
   1,000,000  Quailwood Meadows, AZ Community Facilities District(1)        6.000   07/15/2022     980,120
     850,000  Quailwood Meadows, AZ Community Facilities District(1)        6.125   07/15/2029     784,355
   1,000,000  Salt River, AZ Agricultural Improvement & Power District(1)   5.000   01/01/2039   1,072,220
   1,160,000  Salt Verde, AZ Financial Corp.(1)                             5.250   12/01/2028   1,143,806
     190,000  Scottsdale, AZ IDA (SHH/SHC/SHRC/SCIC Obligated Group)(1)     5.250   09/01/2030     191,541
   1,000,000  Show Low Bluff, AZ Community Facilities District(1)           5.600   07/01/2031     794,850
     435,000  Show Low Bluff, AZ Community Facilities District(1)           5.875   07/15/2032     380,377
   2,000,000  Tartesso West, AZ Community Facilities District(1)            5.900   07/15/2032   1,754,240
      70,000  Tucson, AZ IDA (Joint Single Family Mtg.)(1)                  5.000   01/01/2039      70,893
       5,000  Tucson, AZ Improvement District (Civano Neighborhood
              Phase)(1)                                                     5.000   01/01/2015       5,015

                3 | Oppenheimer Rochester Arizona Municipal Fund

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

 Principal
   Amount                                                                  Coupon     Maturity      Value
-----------                                                                ------    ----------  -----------
 $   15,000  Tucson, AZ Improvement District (Civano Neighborhood
             Phase 1)(1)                                                    5.000%   01/01/2018  $    15,040
    500,000  Tucson, AZ Water(1)                                            5.000    07/01/2032      546,025
     50,000  University Arizona Medical Center Corp. (University Medical
             Center)(1)                                                     5.000    07/01/2033       49,064
    225,000  Verrado, AZ Community Facilities District No. 1(1)             6.500    07/15/2027      220,262
     10,000  Via Linda, AZ Road Community Facilities District Scottsdale(1) 5.650    07/15/2018       10,000
    225,000  Vistancia, AZ Community Facilities District(1)                 6.750    07/15/2022      228,737
    975,000  Westpark, AZ Community Facilities District(1)                  5.250    07/15/2031      795,649
    180,000  Westpark, AZ Community Facilities District(1)                  5.300    07/15/2022      166,804
  1,535,000  Westpark, AZ Community Facilities District(1)                  5.450    07/15/2032    1,271,947
    300,000  Yuma County, AZ IDA (Water & Sewer)(1)                         6.375    12/01/2037      275,160
     80,000  Yuma County, AZ IDA (Water & Sewer)(1)                         6.500    12/01/2017       78,806
                                                                                                 -----------
                                                                                                  40,161,576
U.S. Possessions--37.8%
    200,000  Guam GO(1)                                                     6.750    11/15/2029      208,332
    300,000  Guam GO(1)                                                     7.000    11/15/2039      312,378
    250,000  Guam Government Business Privilege(1)                          5.250    01/01/2036      265,693
    200,000  Guam Power Authority, Series A(1)                              5.500    10/01/2030      198,964
  6,778,000  Guam Tobacco Settlement Economic Devel. & Commerce
             Authority (TASC)                                              11.002(3) 06/01/2057      134,747
    590,000  Puerto Rico Children's Trust Fund (TASC)(1)                    5.375    05/15/2033      556,364
     15,000  Puerto Rico Children's Trust Fund (TASC)(1)                    5.500    05/15/2039       12,680
 13,225,000  Puerto Rico Children's Trust Fund (TASC)                       7.300(3) 05/15/2050      749,064
 37,000,000  Puerto Rico Children's Trust Fund (TASC)                       8.438(3) 05/15/2055      994,190
  1,000,000  Puerto Rico Commonwealth GO(1)                                 5.750    07/01/2036    1,055,790
    445,000  Puerto Rico Commonwealth GO(1)                                 5.750    07/01/2041      469,827
    750,000  Puerto Rico Commonwealth GO(1)                                 6.500    07/01/2037      829,785
     90,000  Puerto Rico Infrastructure (Mepsi Campus)(1)                   5.600    10/01/2014       92,015
    400,000  Puerto Rico Infrastructure (Mepsi Campus)(1)                   6.250    10/01/2024      403,116
  1,165,000  Puerto Rico Infrastructure (Mepsi Campus)(1)                   6.500    10/01/2037    1,160,515
     20,000  Puerto Rico ITEMECF (Ana G. Mendez University)(1)              5.375    02/01/2019       20,010
    250,000  Puerto Rico ITEMECF (Ana G. Mendez University)(1)              5.375    02/01/2029      238,825
    515,000  Puerto Rico Port Authority (American Airlines), Series A(4)    6.250    06/01/2026      108,310
    500,000  Puerto Rico Public Buildings Authority(1)                      6.250    07/01/2031      584,510
  1,050,000  Puerto Rico Public Buildings Authority(1)                      6.750    07/01/2036    1,190,091
  1,000,000  Puerto Rico Public Finance Corp., Series B(1)                  5.500    08/01/2031    1,026,930
  9,500,000  Puerto Rico Sales Tax Financing Corp., Series A(5)             5.250    08/01/2057    9,871,355
    250,000  Puerto Rico Sales Tax Financing Corp., Series A(1)             6.500    08/01/2044      287,978
    500,000  Puerto Rico Sales Tax Financing Corp., Series C(5)             5.750    08/01/2057      544,765
    140,000  V.I. Public Finance Authority (Hovensa Refinery)(1)            6.125    07/01/2022      131,044
    240,000  V.I. Tobacco Settlement Financing Corp. (TASC)(1)              5.000    05/15/2021      229,507
                                                                                                 -----------
                                                                                                  21,676,785

                4 | Oppenheimer Rochester Arizona Municipal Fund

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)


                                                                Value
                                                          -----------------
Total Investments, at Value (Cost $63,175,108)-107.7%     $      61,838,361
Liabilities in Excess of Other Assets-(7.7)                      (4,417,943)
                                                          -----------------
Net Assets-100.0%                                         $      57,420,418
                                                          =================

Footnotes to Statement of Investments

* December 30, 2011 represents the last day of the Fund's quarterly period. See accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See accompanying Notes.

3.   Zero coupon bond reflects effective yield on the date of purchase.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 30, 2011 based on valuation input level:


                                                                      LEVEL 3--
                                   LEVEL 1--         LEVEL 2--       SIGNIFICANT
                                  UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                 QUOTED PRICES   OBSERVABLE INPUTS      INPUTS        VALUE
                                --------------  ------------------  -------------  -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Municipal Bonds and Notes
   Arizona                      $           --  $       40,161,576  $          --  $40,161,576
   U.S. Possessions                         --          21,676,785             --   21,676,785
                                --------------  ------------------  -------------  -----------
Total Assets                    $           --  $       61,838,361  $          --  $61,838,361
                                --------------  ------------------  -------------  -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

                5 | Oppenheimer Rochester Arizona Municipal Fund

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

GO           General Obligation
IDA          Industrial Devel. Agency
ITEMECF      Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs         Residual Long Options
SCIC         Scottsdale Captive Insurance Company
SHC          Scottsdale Healthcare Corp.
SHH          Scottsdale Healthcare Hospitals
SHRC         Scottsdale Healthcare Realty Corp.
TASC         Tobacco Settlement Asset-Backed Bonds
V.I.         United States Virgin Islands

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since December 30, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

                6 | Oppenheimer Rochester Arizona Municipal Fund

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

                          WHEN-ISSUED OR DELAYED DELIVERY
                                 BASIS TRANSACTIONS
                          -------------------------------
Purchased securities      $   1,078,911

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. These securities entail leverage, and their interest rate varies inversely at a multiple of the change in short-term interest rates. As short term interest rates rise, inverse floating rate securities produce less current income. The value of such securities is also more volatile than comparable fixed rate securities.

An inverse floating rate security is created as part of a financial transaction referred to as a "tender option bond" transaction. In most cases, in a tender option bond transaction the Fund purchases and subsequently transfers a fixed rate municipal bond (the "underlying municipal bond") to a broker dealer (the "sponsor"). The sponsor creates a trust (the "Trust") into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an "inverse floating rate security") to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the "purchase price") periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally

                7 | Oppenheimer Rochester Arizona Municipal Fund

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

bear short term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust's administrative expenses and accrued interest to holders of the short term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying bond paid to the Fund is inversely related the rate of interest on the short term floating rate securities.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short term floating rate securities to facilitate the Fund's acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. Through the exercise of either of these rights, the Fund can terminate or "collapse" the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short term floating rate securities to the Fund's investment exposure to the underlying municipal bond.

The Fund's investments in inverse floating rate securities involve certain risks. The value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate municipal bond having a similar credit quality and maturity, and should be expected to be more volatile than a direct investment in the related underlying municipal bond because of the effect of leverage provided by the related short term floating rate securities. An inverse floating rate security can be expected to underperform fixed rate municipal bonds when the difference between long term and short term interest rates is decreasing (or is already small) or when long term interest rates are rising, but can be expected to outperform fixed rate municipal bonds when the difference between long term and short term interest rates is increasing (or is already large) or when long term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or "collapse" of a Trust upon the occurrence of certain adverse events, usually referred to as "mandatory tender events" or "tender option termination events." These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security generally receiving the proceeds of such sale only after the holders of the short term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the occurrence of a "mandatory tender event." In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement may effectively make the Fund liable for the amount of the difference between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and

                8 | Oppenheimer Rochester Arizona Municipal Fund

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

intends to take action to terminate the Fund's investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 30, 2011, the Fund's maximum exposure under such agreements is estimated at $5,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by purchasing and subsequently transferring an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports, while interest payable on the related short term floating rate securities is recorded as interest expense. At December 30, 2011, municipal bond holdings with a value of $10,416,120 shown on the Fund's Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,000,000 in short-term floating rate securities issued and outstanding at that date.

At December 30, 2011, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

 PRINCIPAL
   AMOUNT                INVERSE FLOATER(1)                COUPON RATE(2) MATURITY DATE      VALUE
-----------  ------------------------------------------   --------------  -------------  -------------
$   250,000  Puerto Rico Sales Tax Financing Corp. ROLs(3)       9.401%          8/1/57  $     294,765

  4,750,000  Puerto Rico Sales Tax Financing Corp. ROLs(3)       8.529           8/1/57      5,121,355
                                                                                         -------------
                                                                                         $   5,416,120
                                                                                         =============

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports.

The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short term floating rate securities that are related to the inverse floating rate securities from time to time held by the Fund to the total assets of the Fund. The Fund's exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,000,000 as of December 30, 2011.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost                                    $377,653
Market Value                            $108,310
Market Value as a % of Net Assets           0.19%

CONCENTRATION RISK. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

                9 | Oppenheimer Rochester Arizona Municipal Fund

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities      $ 58,084,550(1)
                                    ============

Gross unrealized appreciation       $  1,904,171
Gross unrealized depreciation         (3,240,918)
                                    ------------
Net unrealized depreciation         $ (1,336,747)
                                    ============

1. The Federal tax cost of securities does not include cost of $5,090,558, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

                10 | Oppenheimer Rochester Arizona Municipal Fund

ITEM  2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM  3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Arizona Municipal Fund

By:  /s/ William F. Glavin, Jr.
     -------------------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William F. Glavin, Jr.
     -------------------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

By:  /s/ Brian W. Wixted
     ------------------------------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 2/9/2012